Exhibit 10.4
EXECUTION VERSION

AMENDMENT NO. 1
TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of May 19, 2016 (this “Amendment No. 1”), is by and among GPT OPERATING PARTNERSHIP LP, a Delaware limited partnership (formerly named CSP Operating Partnership, LP), GPT PROPERTY TRUST LP, a Delaware limited partnership (the “Borrowers”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of December 17, 2015 (as amended, modified, restated and supplemented, the “Credit Agreement”), by and among the Borrowers, Gramercy Property Trust, a Maryland real estate investment trust (formally named Chambers Street Properties), the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend the definition of “LIBO Rate” in the Credit Agreement and the Administrative Agent and the Lenders party hereto are willing to so amend the Credit Agreement on the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.AMENDMENT TO CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 4 hereof), the definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is amended by deleting the definition in full and replacing it with the following text in place thereof:
“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in the applicable Agreed Currency for a period equal in length to such Interest Period as displayed on the Reuters screen page that displays such rate (currently Reuters Screen Page LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the “LIBO Screen Rate”)) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period (or, (x) in the case of Eurodollar Borrowing denominated in Pounds Sterling, at approximately 11:00 a.m., London Time, on the date of the commencement of such Interest Period and (y) in the case of Eurodollar Borrowing denominated in euro, at approximately 11:00 a.m. London Time, on the date two TARGET Days prior to the commencement of such Interest Period); provided that, other than with respect to interest applicable to A-2 Term Loans that are subject to a Swap Agreement (not subject to a zero percent interest floor) in effect on or prior to May 1, 2016 (but excluding any extended, new or replacement Swap Agreements), if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further, that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate; and provided that, other than with respect to interest applicable to A-2 Term Loans that are subject to a Swap Agreement (not subject to a zero percent interest floor) in effect on or prior to May 1, 2016 (but excluding any extended, new or replacement Swap Agreements), if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
SECTION 2.
    REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment No. 1, each of the Borrowers represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:
(i)
    such Borrower has the requisite power and authority to make, deliver and perform its obligations under this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 (the “Amended Agreement” and, together with this Amendment No. 1, the “Amendment Documents”);
(ii)
    the execution and delivery of this Amendment No. 1 and the performance of the Amendment Documents are within such Borrower’s partnership powers and have been duly authorized by all necessary partnership or other organizational action on the part of such Borrower;
(iii)
    the execution and delivery of this Amendment No. 1 and the performance of the Amendment Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company, such Borrower or any of its Subsidiaries or any order judgment or decree of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company, such Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company, such Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Company, such Borrower or any of its Subsidiaries;
(iv)
    this Amendment No. 1 has been duly executed and delivered by such Borrower and each of the Amendment Documents constitutes a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(v)
    the representations and warranties made or deemed made by the Loan Parties in any Loan Document are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on the Amendment Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and
(vi)
    no Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1.
SECTION 3.
    ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTOR
The Guarantor has read this Amendment No. 1 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of the Guarantor under the Guaranty and each of the other Loan Documents to which the Guarantor is a party shall not be impaired and the Guaranty and the other Loan Documents to which the Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
Each of the Guarantor and the Borrowers hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment No. 1.
The Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 1, the Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment No. 1 and (ii) nothing in the Credit Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of the Guarantor to any future amendments to the Credit Agreement.
SECTION 4.
    CONDITIONS TO EFFECTIVENESS
This Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):
A.
    The Borrowers, the Guarantor, the Administrative Agent, the Required Lenders and the A-2 Term Loan Lenders shall have indicated their consent to this Amendment No. 1 by the execution and delivery of the signature pages hereto to the Administrative Agent.
B.
    The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 9.03 of the Credit Agreement) that are due and payable in connection with this Amendment No. 1.
SECTION 5.
    MISCELLANEOUS
A.
    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)
    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(ii)
    Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)
    The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Banks or any Lender under the Credit Agreement or any of the other Loan Documents.
(iv)
    This Amendment No. 1 shall constitute a Loan Document.
A.
    Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.
B.
    Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
C.
    Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
[Signature Pages Follow]

GPT OPERATING PARTNERSHIP LP

By: GRAMERCY PROPERTY TRUST, its General Partner

By: /s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT PROPERTY TRUST LP

By: COLUMBUS MERGER SUB, LLC, its General Partner

By: /s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By: /s/ Rita Lai
Name:    Rita Lai
Title:    Executive Director

BANK OF AMERICA, N.A., as Lender

By: /s/ Asad Rafiq
Name:    Asad Rafiq
Title:    Vice President

ROYAL BANK OF CANADA, as Lender

By: /s/ Rina Kansagra
Name:    Rina Kansagra
Title:    Authorized Signatory

U.S. Bank National Association, as Lender

By:     /s/ David Heller
Name: David Heller
Title: Senior Vice President

WELLS FARGO BANK, N.A., as Lender

By: /s/ D. Bryan Gregory
Name:    D. Bryan Gregory
Title:    Director

MORGAN STANLEY BANK, N.A., as Lender

By: /s/ Emanuel Ma
Name:    Emanuel Ma
Title:    Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By: /s/ Emanuel Ma
Name:    Emanuel Ma
Title:    Vice President

SUNTRUST BANK, as Lender

By: /s/ Kristopher M. Dickson
Name:    Kristopher M. Dickson
Title:    Senior Vice President

CITIZENS BANK, N.A., as Lender

By: /s/ Nan E. Delahunt
Name:    Nan E. Delahunt
Title:    Vice President

CITIBANK, N.A., as Lender

By: /s/ John C. Rowland
Name:    John C. Rowland
Title:    Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Frederick H. Denecke
Name:    Frederick H. Denecke
Title:    Senior Vice President

THE BANK OF NEW YORK MELLON, as Lender

By: /s/ Carol Murray
Name:    Carol Murray
Title:    Managing Director

MUFG UNION BANK, N.A., as Lender

By: /s/ George Skoufis
Name:    George Skoufis
Title:    Director

TD BANK, NA, as Lender

By: /s/ Benjamin Kruger
Name:    Benjamin Kruger
Title:    Vice President

THE HUNTINGTON NATIONAL BANK, as Lender

By: /s/ Lisa M. Mahoney
Name:    Lisa M. Mahoney
Title:    Assistant Vice President

THE BANK OF NOVA SCOTIA, as Lender

By: /s/ Chad Hale
Name:    Chad Hale
Title:    Director & Execution Head, REGAL

The undersigned Guarantor hereby acknowledges and consents to the foregoing Amendment No. 1.

GRAMERCY PROPERTY TRUST

By: /s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

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